UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2025

AA Mission Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42886	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, STE 300 #9733

The Woodlands, TX 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 832-336-8887

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	YCY.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	YCY	The New York Stock Exchange

Warrants, each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, exercisable 30 days after the completion of our initial business combination and will expire five years after the completion of our initial business combination or earlier upon redemption or our liquidation

	YCY.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 2, 2025, AA Mission Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”) at $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”), with each whole Warrant entitling the holder to purchase one Ordinary Share at a price of $11.50 per share.  The Company granted the underwriters a 45-day option to purchase up to an additional 1,500,000 Units to cover over-allotments, if any.

Simultaneously with the closing of the IPO on October 2, 2025, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of 334,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,340,000. The Private Placement Units are identical to the Units sold in the IPO, except as described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A total of $100,250,000 of the proceeds from the IPO and the sale of the Private Placement Units (the “Offering Proceeds”) were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 2, 2025 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AA MISSION ACQUISITION CORP. II

By:	/s/ Qing Sun
	Name:	Qing Sun
	Title:	Chief Executive Officer

Dated: October 8, 2025

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